SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                        20-Jan-04

Mortgage Asset Securitization Transactions Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF Sep 1, 2003, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-WMC2)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
(Exact name of registrant as specified in its charter)

Delaware                                                    333-106982-03
(State or Other                                             (Commission
Jurisdiction of                                             File Number)
Incorporation)

06-1204982
(I.R.S. Employer
Identification
Number)

1285 Avenue of the Americas
New York, NY                                                               10019
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 713-2000

Item 5.  Other Events

This Amendment to Form 8-K by the registrant is being done solely to clear up typographical errors which have occurred on the Monthly Reports for all of the registrant's past deals and on all payment dates. These Monthly Reports have previously been filed by the registrant on Form 8-Ks.

        In such Monthly Reports, there are references to Section 4.06 of the related Pooling and Servicing Agreement. These Section references should instead be to Section 4.02 of the related Pooling and Servicing Agreement.

        Nothing else in any of the registrant's Monthly Reports nor any of the registrant's Form 8-Ks is changed by way of this Amendment to Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    By: /s/ Shannon Rantz
                    Name:  Shannon Rantz
                    Title: Assistant Vice President
                    U.S. Bank National Association as Trustee

Dated:                          1/20/04